UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): October 3, 2017

                               CEL-SCI CORPORATION
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             (Exact name of Registrant as specified in its charter)

          Colorado                      01-11889                84-0916344
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(State or other jurisdiction      (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)

                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (703) 506-9460

                                       N/A
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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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Item 1.01   Entry into a Material Definitive Agreement.

     On October 12, 2015 the Company signed a funding agreement (the "Agreement") with a company established by Lake Whillans Litigation Finance, LLC, a firm specializing in funding litigation expenses. Pursuant to the Agreement, Lake Whillans Vehicle I, LLC will provide the Company with up to $5,000,000 in funding for litigation expenses to support its $50,000,000 arbitration claims against its former clinical research organization inVentiv Health Clinical, LLC (f/k/a PharmaNet LLC and PharmaNet GmbH (f/k/a PharmaNet
AG). The funding was to pay the expenses of the ongoing arbitration. Details of the Agreement, as well as the Agreement itself, were provided in an 8-K report dated October 12, 2015 filed with the Securities and Exchange Commission.

     On October 3, 2017, the Company and Lake Whillans agreed to amend the Agreement. The Amendment to the Agreement, which was effective August 2, 2017, provides that any proceeds the Company receives from the arbitration will be paid as follows:

         (i)  The first $5,000,000 will be paid to Lake Whillans;

         (ii) Lake Whillans will receive any proceeds from the arbitration between $5,000,000 and $10,000,001, less up to $250,000 to be paid to the attorneys representing the Company in the arbitration proceeding; and

         (iii) any proceeds remaining after payment of the amounts required pursuant to sections (i) and (ii) above will be paid as follows:
              81.25% to the Company; 11.25% to Lake Whillans and 7.5% to the attorneys representing the Company in the arbitration proceeding.

     Any amounts to be paid to Lake Whillans and/or the Attorneys will only be paid from any amounts the Company receives from the arbitration.

     The foregoing summary of the Amendment is qualified in all respects to the Amendment itself which is filed as an exhibit to this report.


Item 9.01   Financial Statements Exhibits.

Number      Description
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10 (www)    Amendment No. 1 to Assignment of Proceeds and Investment Agreement


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 5, 2017

                                        CEL-SCI CORPORATION


                                         By: /s/ Geert R. Kersten
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                                             Geert R. Kersten
                                             Chief Executive Officer